UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 27, 2001









                 21ST CENTURY TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)







Nevada                 000-29209                  48-1110566
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

5050 East Belknap, Haltom City, Texas 76117
(Address of principal executive offices)

Registrant's telephone number, including area code (817) 838-8011


ITEM 5    OTHER EVENTS

      On April 27, 2001, 21st Century Technologies, Inc. ("the Company") and its wholly owned subsidiary Trident Technologies, Inc. ("Trident") filed a multi-count lawsuit against Doug Spring and Buren Palmer, II, in the United States District Court for the Northern District of Texas, Fort Worth Division. The suit, pending in Cause No. 401-CV-0338-Y, and styled 21st Century Technologies, Inc. and Trident Technologies, Inc., Plaintiffs v. Doug Spring and Buren Palmer, II, Defendants seeks to prohibit the Defendants' use of the Plaintiffs' proprietary information, including the Plaintiffs' magnetic patch technology, further seeks to require Defendants to transfer all intellectual property rights relating to the Sea Patch and Pro Mag technology to Plaintiffs, and also seeks the return of any other property of the Plaintiffs that is in the possession of the Defendants.

     The Complaint states that the Defendants entered into written employment contracts with the Company to further develop and market technology already under license from the Los Alamos National Laboratories, and while acting as employees and officers of Trident (and in the of Defendant Spring as a member of the Board of Directors of the Company) refined the Sea Patch and Pro Mag technology. The Complaint further alleges that the Defendants refused to assign the intellectual property rights related to the Sea Patch and Pro Mag technology to the Plaintiffs after being repeatedly requested to do so, and instead, while employed as officers of Trident and while Spring was a director of the Company, attempted to sell the technology and patent rights to a third parties without the Company's knowledge or consent.

      The Complaint includes claims for breach of contract, conversion, misappropriation of trade secrets, claims under the Texas Theft Liability Act, breach of fiduciary duty, and civil conspiracy. The complaint seeks, among other things, a temporary restraining order and subsequent preliminary and permanent injunctions against the Defendants prohibiting them from transferring or using the Plaintiffs' proprietary information.

     On April 30, 2001, Judge Terry Means of the Northern District of Texas entered an Order enjoining the Defendants from, among other things, attempting to transfer or to disclose the Plaintiffs' proprietary information to any person or entity, or transferring, selling or otherwise conveying the Plaintiffs' product and property. The Court has set a hearing for May 14, 2001 to determine whether a temporary injunction will be entered against the Defendants during the pendancy of the litigation.

      The Company has taken possession of Trident property previously located in Baton Rouge, Louisiana and has relocated the Trident sales office to Virginia Beach, Virginia.

      The Company has previously made available a press release announcing the filing of the litigation described herein. A true and correct of the press release, as well as the Complaint and Order described herein, are filed as exhibits to this form 8-K.
ITEM 7    EXHIBITS

(C)  EXHIBITS                                         Page

1.  Complaint filed by 21st Century  Technologies,      4
    Inc.  and Trident  Technologies,  Inc. against
    Doug Spring and Buren Palmer, II, on April 27,
    2001;

2   Order   Partially  Granting   Application  for      39
    Temporary  Restraining  Order  and  Scheduling
    Preliminary  Injunction   Hearing   signed  by
    Judge Terry Means on April 30, 2001; and

3.  21st  Century Technologies, Inc. press release      42
    dated April 27, 2001.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           21st Century Technologies, Inc.
                           (Registrant)

Date May 10, 2001          By: /s/ Kenneth Wilson
                              Kenneth Wilson
                              President and Chief
                              Executive Officer and
                              Chairman of the Board of
                              Directors